United States
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington D.C. 20549

                                    FORM 8-K

                                 Current Report

                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported) January 29, 2008
                                                         -----------------


                              NORTH VALLEY BANCORP
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             (Exact name of registrant as specified in its charter)


                                   California
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                 (State or other jurisdiction of incorporation)


           0-10652                                   94-2751350
   ------------------------                ---------------------------------
   (Commission File Number)                (IRS Employer Identification No.)


                  300 Park Marina Circle, Redding, CA     96001
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               (Address of principal executive offices) (Zip Code)


       Registrant's telephone number, including area code: (530) 226-2900
                                                           --------------


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.  Results of Operations and Financial Condition

         On January 29, 2008, the Registrant (North Valley Bancorp) issued a press release announcing fourth quarter and full year of 2007 earnings. A copy of the Press Release is attached hereto as Exhibit 99.149 and is hereby incorporated by reference.

Item 9.01.  Financial Statements and Exhibits.

         (c)      Exhibits

         99.149   Press Release dated January 29, 2008



                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       NORTH VALLEY BANCORP


Dated:   January 29, 2008              By: /s/ Kevin R. Watson
                                           -------------------------------------
                                           Kevin R. Watson
                                           Executive Vice President
                                           Chief Financial Officer


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